UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2019

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of Incorporation)	Number)	Identification No.)

5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 1, 2019, STRATA Skin Sciences, Inc. (the “Company”) received notice from The NASDAQ Stock Market (“Nasdaq”) that the Company would be subject to delisting unless the Company timely requested a hearing before a Nasdaq Hearings Panel (the “Panel”). Accordingly, the Company timely requested a hearing on October 7, 2019. The hearing request automatically stayed any delisting or suspension action through October 22, 2019. Pursuant to the Nasdaq Listing Rules, the hearing request included a request to the Panel that the stay be extended through the hearing date and the expiration of any extension period granted by the Panel following the hearing. In the event the Company becomes current in the filing of its periodic reports prior to the hearing, the hearing can be canceled. Hearings are typically scheduled to occur approximately 30 to 45 days after the date of the hearing request.

The notice stated that the Company had not filed all required periodic reports with the Securities and Exchange Commission as required by Nasdaq Listing Rule 5250(c)(1) (the “Rule”) by the September 30, 2019 deadline previously granted by the Nasdaq Staff in connection to the Company’s failure to file its Annual Report on Form 10-K for the period ended December 31, 2018 and its Quarterly Reports on Form 10-Q for the periods ended March 31 and June 30, 2019, respectively. As previously announced, at the time of granting the extended deadline to September 30, 2019, the Nasdaq Staff had advised the Company that a failure to file the periodic reports by the extended deadline would result in a notice of delisting of the Company’s securities.

Item 7.01.          Regulation FD Disclosure.

On October 7, 2019, the Company issued a press release in connection with the notice of potential delisting discussed in Item 3.01.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

99.1          Press Release dated October 7, 2019 issued by STRATA Skin Sciences, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: October 7, 2019	By:	/s/ Matthew C. Hill
Matthew C. Hill
Chief Financial Officer